UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2010
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)
0-21528
(Commission File Number)

California	94-3057566
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1941 Ringwood Avenue
San Jose, California 95131
(Address of principal executive offices, with zip code)
(408) 451-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     Bell Microproducts Inc., a California corporation (the “Company”), Avnet, Inc., a New York corporation (“Avnet”), and AVT Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of Avnet (“Merger Sub”), have entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) dated as of March 28, 2010. Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Avnet.
     As a result of the Merger, each outstanding share of the Company’s common stock, other than shares of common stock held directly or indirectly by Avnet or the Company (which will be cancelled as a result of the Merger), and other than those shares with respect to which dissenters’ rights are properly exercised and not withdrawn, will be converted into the right to receive $7.00 in cash, without interest, less applicable withholding taxes.
     The completion of the Merger is subject to certain conditions, including, among others, (1) adoption of the Merger Agreement and approval of the principal terms of the Merger by the Company’s shareholders, (2) the absence of certain legal impediments to the consummation of the Merger, (3) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining antitrust approvals in certain other jurisdictions, (4) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Avnet and the Company, respectively, and compliance by Avnet and the Company with their respective obligations under the Merger Agreement, and (5) the absence of any Material Adverse Effect (as defined in the Merger Agreement).
     Each of the Company, Avnet and Merger Sub has made representations and warranties in the Merger Agreement. The representations and warranties expire at the effective time of the Merger. The assertions embodied in the representations and warranties were made for the benefit of the other party to the Merger Agreement, and are intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In particular, the representations and warranties made by the parties in the Merger Agreement have been negotiated among them with the principal purpose of setting forth their respective rights with respect to their obligation to close the Merger should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. None of the Company, Avnet or Merger Sub undertakes any obligation to publicly release any revisions to the representations and warranties, except as required under U.S. federal or other applicable securities laws. The Company has agreed to various covenants and agreements in the Merger Agreement, including among other things (1) to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the closing of the Merger and (2) not to solicit alternate transactions.

     The Merger Agreement contains certain termination rights for both the Company and Avnet, and further provides that upon termination of the Merger Agreement under certain circumstances the Company would be required to reimburse Avnet for its fees and expenses, up to $2.5 million, and in some cases pay Avnet a termination fee of $10.5 million (less any reimbursement of fees and expenses already made).
     The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
     The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other financial information about Avnet, the Company or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Avnet or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Avnet and the Company.
     In addition, each of the Company’s directors intends to enter into a stockholder agreement with Avnet pursuant to which he will agree to vote all of his shares of the Company’s common stock in favor of the adoption of the Merger Agreement and the approval of the principal terms of the Merger.
Item 8.01 Other Events.
     On March 29, 2010, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Additional Information and Where to Find It
     In connection with the Merger, the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement for the shareholders of the Company, and each of the Company and Avnet may file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders will be able to obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about the Company and Avnet at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by directing a request by mail or telephone to Bell Microproducts Inc., 1941 Ringwood Avenue, San Jose, CA 95131, Attention: Corporate Secretary, (408) 451-9400. Information about the Company’s directors and executive officers and other persons who may be participants in the solicitation of proxies from the Company’s shareholders is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on July 7, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement that the Company intends to file with the SEC.
Cautionary Statement Regarding Forward Looking Statements
     This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding the completion of the merger and other future events. You should not place undue reliance on these statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Statements that include the words “will,” “would,” “intend,” “believe,” “may,” “should” and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause future events or the Company’s actual results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, the following:
•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement that could require the Company to reimburse Avnet up to $2.5 million for fees and expenses and pay to Avnet a termination fee of up to $10.5 million (less any reimbursement of fees and expenses already made);

•	the outcome of any legal proceedings that may be instituted against the Company and others relating to the Merger Agreement;

•	the failure to obtain the Company shareholders’ approval or the failure to satisfy other conditions to completion of the Merger;

•	the inability to obtain any required regulatory approvals in a timely manner, if at all;

•	the failure of the Merger to close for any other reason;

•	risks that the proposed transaction disrupts the Company’s current plans and operations and the potential difficulties in employee retention as a result of the Merger;

•	the effect of the announcement of the Merger on the Company’s business and customer relationships, operating results and business generally, including the Company’s ability to retain key employees; and

•	the amount of the costs, fees, expenses and charges related to the Merger.
     The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements and factors identified under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10 K for the year ended December 31, 2009. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. This document speaks only as of its date, and the Company disclaims any duty to update the information herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following documents are filed as exhibits to this report.

2.1	Agreement and Plan of Merger dated March 28, 2010

99.1	Press release issued on March 29, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2010	BELL MICROPRODUCTS INC.
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
2.1	Agreement and Plan of Merger dated March 28, 2010

99.1	Press release issued on March 29, 2010